Supplement to the currently effective PROSPECTUSES OF EACH OF THE LISTED FUNDS

Deutsche Small Cap Value Fund

Deutsche Small Mid Cap Value VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each fund’s prospectuses.

Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

Mary Schafer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure for the fund contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each fund’s prospectuses.

Richard Hanlon, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

•	Joined Deutsche Asset Management in 2013 with 23 years of industry experience. Previously, he founded Glenville Capital Management, where he served as Managing Partner. Prior to that, he worked as a Partner and Co-Head of the Equity Group at Silvercrest Asset Management Group. Before joining Silvercrest, he was Director of Research and a portfolio manager at DLJ Asset Management.
•	BA in Economics, University at Albany, State University of New York.

Mary Schafer, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

•	Joined Deutsche Asset Management in 2013 with 15 years of industry experience. Prior to joining, she was a Co-Founder and Principal of Lockwell Investments. Previously, she worked as an Executive Director at Morgan Stanley Investment Management and as an Analyst at Lehman Brothers, Neuberger Berman and Deutsche Bank Securities.
•	BA in Molecular, Cellular and Developmental Biology, University of Colorado; MBA in Finance and Accounting, Columbia Business School.

Please Retain This Supplement for Future Reference

April 14, 2016

PROSTKR-618